                                                                   EXHIBIT 10.47

                               SECURITY AGREEMENT


         This Security Agreement, as amended, modified or otherwise supplemented from time to time (this "AGREEMENT"), is made and entered into as of January 8, 2001 by and between The Santa Cruz Operation, Inc., a California corporation with principal offices at 425 Encinal, Santa Cruz, California 95061 ("DEBTOR"), and The Canopy Group, Inc., a Utah corporation, with principal offices at 333 South 520 West, Suite 300, Lindon, Utah 84042 ("SECURED PARTY").


                                    RECITALS

         A. In connection with the execution of the Secured Convertible Promissory Note of even date herewith (the "NOTE"), and the Loan Agreement of even date herewith (the "LOAN AGREEMENT") and as security for its obligations under the Note, Debtor has agreed, among other things, to grant Secured Party a security interest in the Collateral (as defined below) on the terms set forth in this Agreement. An Intercreditor Agreement of even date herewith (the "INTERCREDITOR AGREEMENT") by and among Debtor, the Secured Party and Caldera Systems, Inc. ("CALDERA") sets forth the parties' agreement with respect to the relative priorities of the Liens of Secured Party and Caldera.

         NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. All capitalized terms used in this Agreement that are listed on Exhibit A attached hereto (which is incorporated by this reference) will have the meanings indicated thereon. Unless otherwise defined herein, all other capitalized terms used in this Agreement will have the same meanings given to such terms in the Note.

         2. GRANT OF SECURITY INTEREST; COLLATERAL ASSIGNMENT. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, and subject to Caldera's rights under the Intercreditor Agreement and Prior Liens set forth in Exhibit B to this Agreement, Debtor hereby grants to Secured Party a first priority security interest in all of Debtor's assets, which assets are collectively referred to herein as the "COLLATERAL" and include, without limitation:

                  (a) General Intangibles. All of Debtor's General Intangibles, now existing or hereafter arising or acquired, together with the proceeds there from. As used herein, the term "GENERAL INTANGIBLES" means all personal property (including things in action) other than goods, accounts, chattel paper, documents, instruments, and money, and includes, but is not limited to, business records, deposit accounts, inventions, intellectual property, designs, patents, patent applications, patent rights, trademarks, trademark applications, trademark registrations, service marks, service mark applications, service registrations, trade names, goodwill, technology, know-how, confidential information, trade secrets, customer lists, supplier lists, copyrights, copyright applications, copyright registrations, licenses, permits, franchises, tax refund claims, and any letters of credit, guarantee claims, security interests, or other security held by Debtor to secure any "Accounts" (as hereinafter defined).

                  (b) Accounts (including Accounts Receivable). All of Debtor's Accounts, whether now existing or hereafter arising or acquired, together with the proceeds there from. As used herein, the term "ACCOUNTS" means any right of Debtor to receive payment from another person or entity, including payment for goods sold or leased, or for services rendered, no matter how evidenced or arising, and regardless of whether yet earned by performance. It includes, but is not limited to, accounts, accounts receivable, contract rights, contracts receivable, purchase orders, notes, drafts, acceptances, all rights to payment earned or unearned under a charter or other contract involving the use or hire of a vessel and all rights incident to the charter or contract, and other forms of obligations and receivables.

                  (c) Inventory. All of Debtor's Inventory, whether now owned or hereafter acquired, together with the products and proceeds there from and all packaging, manuals, and instructions related thereto. As used herein, the term "INVENTORY" means all goods, merchandise, and personal property held for sale or lease or furnished or to be furnished under contracts of service, and all raw materials, work in process, or materials used or consumed in Debtor's business, wherever located and whether in the possession of Debtor, a warehouseman, a bailee, or any other person.

                  (d) Equipment. All of Debtor's Equipment, now owned or hereafter acquired, together with the products and proceeds there from, and all substitutes and replacements therefor. As used herein, the term "EQUIPMENT" includes all equipment, machinery, tools, office equipment, supplies, furnishings, furniture, or other items used or useful, directly or indirectly, in Debtor's business, all accessions, attachments, and other additions thereto, all parts used in connection therewith, all packaging, manuals, and instructions related thereto, and all leasehold or equitable interests therein.

                  (e) Fixtures. All of Debtor's interest in and to all fixtures and furnishings, now owned or hereafter acquired, together with the products and proceeds there from, all substitutes and replacements therefor, all accessories, attachments, and other additions thereto, all tools, parts, and supplies used in connection therewith, and all packaging, manuals, and instructions related thereto, located on or attached to Debtor's business premises located at 425 Encinal, Santa Cruz, California 95061.

                  (f) Chattel Paper, Documents and Instruments. All of Debtor's right, title, and interest in any chattel paper, documents, or instruments, now owned or hereafter acquired or arising, or now or hereafter coming into the possession, control, or custody of either Debtor or Secured Party, together with all proceeds there from. The terms "chattel paper," "documents," and "instruments" shall have those meanings ascribed to them in the Utah Uniform Commercial Code.

                  (g) Excluded Assets. Notwithstanding the foregoing, in no event shall Collateral include, and Secured Party shall not be deemed to have an interest in, any of Debtor's right, title or interest (a) in any Intellectual Property if the grant of such interest shall constitute or result in the abandonment, invalidation or rendering unenforceable any right, title or interest of Debtor therein, (b) in any license, contract or agreement to which Debtor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement, or otherwise, result in a breach or termination of the terms or, constitute a default under or termination of, any such license, agreement or contract (other than to the extent that any such term would be rendered ineffective pursuant to the Uniform Commercial Code of any relevant jurisdiction, and any other applicable law or principles of equity); provided that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and Debtor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect;
(c) in connection with the Agreement and Plan of Reorganization dated July 31, 2000 (the "REORGANIZATION AGREEMENT"), whether issued to Debtor by Caldera or Caldera International, Inc., (i) the 982,500 shares of common stock to be used by Debtor to fulfill its prior warrant obligations, or (ii) the number of shares, which shall not exceed 2,500,000 shares of common stock to be used in funding employee stock options for Debtor's employees that will be transferring to Caldera International, Inc. upon the close of the Reorganization Agreement, and (d) in any of the outstanding capital stock of a controlled foreign corporation (as such term is defined in the Internal Revenue Code of 1986, as amended) in excess of 65% of the voting power of all classes of capital stock of such controlled foreign corporation entitled to vote.

         3. REPRESENTATIONS AND WARRANTIES. Debtor hereby represents and warrants to Secured Party that:

                  (a) Title; No Other Liens. Except for (i) the liens granted to Secured Party pursuant to this Agreement (ii) the Prior Liens, and (iii) the Permitted Liens, Debtor owns (and, in the case of after-acquired Collateral, will own at the time it is acquired) all right, title and interest in and to each item of the Collateral free and clear of any and all liens, claims, security interests, encumbrances and restrictions of any kind. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of Secured Party pursuant to this Agreement and except such as may have been filed with respect to the Prior Liens or the Permitted Liens. Debtor has provided Secured Party with copies of all obligations exceeding $50,000 secured by a lien on any of the Collateral.

                  (b) No Consents. Debtor has all right, power and authority necessary to grant Secured Party the security interest granted in Section 2 above, without the need for the consent or approval of any third party other than consents or approvals that have been obtained.

                  (c) Location of Collateral. The Collateral (other than the Intellectual Property) is located and will at all times be kept at Debtor's office at the address indicated above, and such other premises owned or leased by Debtor.

         4. COVENANTS. Debtor covenants and agrees with Secured Party that, from and after the date of this Agreement until all Obligations are paid in full and satisfied:

                  (a) Further Documentation. Upon Secured Party's written request and at Debtor's sole expense, Debtor will promptly and duly execute and deliver such further instruments and documents and take such further action as Secured Party may reasonably request for the purpose of obtaining, giving notice of, protecting, preserving and perfecting the security interests granted under this Agreement, including, without limitation, the filing of any financing or continuation statements under the Code in effect in any jurisdiction with respect to the security interests created hereby and the recording of the security interests granted hereunder in any Intellectual Property with the appropriate governmental or other authorities in any jurisdiction. Debtor agrees that a carbon, photographic or other reproduction of this Agreement (or, if appropriate, any other Security Document) will be sufficient as a financing statement for filing in any jurisdiction, if permitted by such jurisdiction.

                  (b) Maintenance of Records. Debtor will keep and maintain complete records of the Collateral as it does in the ordinary course of business. For Secured Party's further security, Secured Party will have a security interest in all of the books and records of Debtor pertaining to the Collateral.

                  (c) No Liens on Collateral. Debtor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any lien, claim, security interest or encumbrance on or to any of the Collateral, other than the liens granted to Secured Party under this Agreement and the Prior Liens and Permitted Liens.

                  (d) Limitation on Dispositions of Collateral. Debtor will use all commercially reasonable efforts to preserve the Collateral without material impairment while conducting its business in the ordinary course in a manner that is consistent with Debtor's past business practices. Debtor will not, through any license, encumbrance, assignment, transfer or disposition of any of the Collateral, any creation of obligations of Debtor, any issuance of securities, or any other action, (i) avoid or seek to avoid the observation or performance of any of the terms to be observed or performed by Debtor under this Agreement,
(ii) materially impair the benefit of this Agreement or the Collateral to Secured Party, or (iii) materially and adversely affect Secured Party's ability to operate, or obtain the financial or economic benefit of, the Collateral in accordance with the terms of this Agreement; provided, however, that Debtor may
(A) enter into Licenses with third parties in the ordinary course of its business and consistent with its past licensing practice of Intellectual Property owned or licensed by Debtor, (B) sell or otherwise dispose of worn-out or obsolete Equipment or Fixtures, and (C) fulfill its obligations under the Reorganization Agreement. Debtor will at all times in good faith take, and assist in taking, all such action as may be necessary or appropriate to protect Secured Party's rights under this Agreement from impairment and to preserve for Secured Party's benefit the value of the Collateral. Notwithstanding the foregoing, Debtor may dispose of Caldera or Caldera International Inc. common stock as provided in Section 4.14 of the Loan Agreement.

                  (e) No Change in Location, Name, etc. Except upon thirty (30) days prior written notice to Secured Party, Debtor will not move the Collateral (other than the Intellectual Property) from the location specified in Section 3(c) above or change Debtor's name, identity or structure to such an extent that any financing statement or other Security Documents filed by Secured Party would become misleading.

                  (f) Payment of Taxes and Assessments. Debtor will pay prior to delinquency all taxes and assessments assessed against, levied upon or placed against the Collateral, other than taxes and assessments being contested in good faith and by appropriate proceedings, and for which adequate reserves are maintained on the books of the Debtor in accordance with GAAP.

                  (g) Insurance. Debtor shall maintain insurance with respect to the Collateral in accordance with the insurance standards and practices adhered to generally by owners of like collateral.

         5. SECRECY AND ASSIGNMENT OF INTELLECTUAL PROPERTY. Debtor will use commercially reasonable efforts to ensure that each current and future employee and contractor hired or engaged by Debtor who receives trade secrets or other confidential and proprietary information of Debtor and/or who in the course of his/her employment or engagement with Debtor is involved in any way whatsoever with the Intellectual Property executes and delivers to Debtor a Debtor's employee or contractor invention assignment and confidentiality agreement, in Debtor's customary form, imposing invention and intellectual property rights assignment obligations and confidentiality obligations on the part of such employee or contractor to Debtor. Debtor will further take reasonable steps and procedures to preserve and protect the secrecy of Debtor's trade secrets and other confidential or proprietary information.

         6. APPOINTMENT OF SECURED PARTY AS ATTORNEY-IN-FACT.

                  (a) Powers. Debtor hereby irrevocably constitutes and appoints Secured Party, and any agent of Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in the name of Secured Party, from time to time in Secured Party's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate actions and to execute any and all documents which may be necessary or desirable to accomplish the purposes of this Agreement, including (without limiting the generality of the foregoing) to execute, in connection with any sale or other disposition of Collateral pursuant to Section 7 hereof, any endorsements, assignments, bills of sale, licenses or other instruments of conveyance or transfer with respect to the Collateral. This power of attorney is a power coupled with an interest and is irrevocable.

                  (b) No Duty on Secured Party's Part. The powers conferred on Secured Party hereunder are solely to protect Secured Party's interests in the Collateral and will not impose any duty upon it to exercise any such powers. Secured Party and its agents will not be responsible to Debtor for any act or failure to act hereunder, except for Secured Party's own gross negligence or willful misconduct. It is further agreed and understood between the parties hereto that such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Secured Party's possession.

         7. SECURED PARTY'S RIGHTS AND REMEDIES; RELEASE.

                  (a) General Remedies. If an Event of Default occurs, then in addition to exercising any other right or remedies Secured Party may have under the Note, at law or in equity, or pursuant to the provisions of the Code, Secured Party may, at its sole option and without demand first made, exercise any one, some or all of the following rights and remedies:

                      (i) Collect the Collateral and its Proceeds;

                      (ii) Take possession of the Collateral and its Proceeds wherever such may be found or require Debtor to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party which is reasonably convenient to Debtor and Secured Party;

                      (iii) Proceed with the foreclosure of the security interest in the Collateral or any part thereof granted herein and the sale or endorsement and collection of the Proceeds of such Collateral in any manner permitted by law or provided for herein;

                      (iv) Sell, lease, license or otherwise dispose of the Collateral or any part thereof at public or private sale, with or without having the Collateral at the place of sale, after giving Debtor ten (10) days prior written notice of such sale, lease, license or other disposition of Collateral;

                      (v) Institute a suit or other action against Debtor for recovery on the Note;

                      (vi) Exercise any rights and remedies of a secured party under the Code; and/or

                      (vii) With respect to any Software, Inventions, Documentation, Intellectual Property and Licenses, in the exercise of the rights of a secured party under applicable law with respect thereto, and subject to the rights of any licensor of any such property not owned by Debtor, use, exercise, practice, reproduce, perform, display, distribute, create derivative works, make, have made, sell, license, sublicense, transfer, assign and commercialize.

                  (b) No Election of Remedies. The election by Secured Party of any right or remedy will not prevent Secured Party from exercising any other right or remedy against Debtor.

                  (c) Proceeds. If an Event of Default occurs, all proceeds and payments with respect to the Collateral will be retained by Secured Party (or, if received by Debtor, will be held in trust and will be delivered by Debtor to Secured Party in the original form received, endorsed in blank) and held by Secured Party as part of the Collateral or applied by Secured Party to the payment of the Obligations.

                  (d) Sale of Collateral. Any item of Collateral may be sold, leased or licensed or otherwise disposed of for cash or other value at public or private sale or other disposition and the Proceeds thereof collected by or for Secured Party. Debtor agrees to promptly execute and deliver, or promptly cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates and affidavits and supply or cause to be supplied such further information and take such further action as Secured Party may require in connection with any such sale or disposition. Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Debtor, which right or equity is hereby waived or released. If any notice of a proposed sale, lease, license or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten
(10) days before such sale, lease, license or other disposition. Secured Party agrees to give Debtor ten (10) days prior written notice of any sale, lease, license or other disposition of Collateral (or any part thereof) by Secured Party.

                  (e) Application of Proceeds. The Proceeds of all sales and collections in respect of the Collateral, the application of which is not otherwise specifically herein provided for, will be applied as follows:

                      (i) First, to the payment of the costs and expenses of such sale or sales and collections and the attorneys' fees and out-of-pocket expenses incurred by Secured Party relating to costs of collection;

                      (ii) Second, any surplus then remaining will be applied first, to the payment of all unpaid interest accrued under the Note, next to the payment of unpaid principal under the Note, and next to the satisfaction of any remaining Obligations; and

                      (iii) Third, any surplus then remaining will be paid to Debtor.

                  (f) Liability for Deficiency. Debtor will remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys or agents employed by Secured Party to collect such deficiency.

                  (g) Limitation on Duties Regarding Collateral. Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the Code or otherwise, shall be to deal with it in the same manner as Secured Party deals with similar property for its own account. Secured Party and its agents will not be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so nor will any of them be under any obligation to sell or otherwise dispose of any Collateral upon the request of Debtor or otherwise.

                  (h) Release. Upon the full and complete payment and performance when due of the Obligations, upon Debtor's written request and at Debtor's sole expense, Secured Party will promptly and duly execute and deliver such further instruments and documents and take such further action as Debtor may reasonably request for the purpose of releasing or terminating the security interests granted under this Agreement.

         8. GOVERNING LAW; VENUE.

                      (i) This Agreement shall be governed by and construed under the internal laws of the United States and the State of Utah as applied to agreements among Utah residents entered into and to be performed entirely within Utah, without reference to principles of conflict of laws or choice of laws (except to the extent governed by the UCC).

                      (ii) The parties agree that any dispute regarding the interpretation or validity of, or otherwise arising out of this Agreement, shall be subject to the exclusive jurisdiction of the Utah State Courts in and for Salt Lake County, Utah or, in the event of federal jurisdiction, the United States District Court for the Central Division of Utah sitting in Salt Lake County, Utah, and each party hereby agrees to submit to the personal and exclusive jurisdiction and venue of such courts and not to seek the transfer of any case or proceeding out of such courts.

         9. NO WAIVER. Secured Party will not by any act (except by a written instrument pursuant to Section 11 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power or privilege hereunder will operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder will preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have on any future occasion. The rights and remedies of Secured Party herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         10. SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties; provided, however, that Debtor may not assign or delegate any of its rights or obligations hereunder without Secured Party's prior written consent, and any assignment or delegation without such consent shall be void. Nothing herein shall be interpreted to prevent, limit or otherwise restrain Debtor's grant of licenses to customers and other third parties in the ordinary course of its business.

         11. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of both Debtor and Secured Party.

         12. RIGHTS AND REMEDIES CUMULATIVE. The rights and remedies herein provided will be cumulative and not exclusive of any other rights or remedies provided by law or otherwise.

         13. SEVERABILITY. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

         14. NOTICES. Any notice or other communication required or permitted to be given under this Agreement shall be in writing, shall be delivered by hand or overnight courier service, by certified mail, postage prepaid, or by facsimile, and will be deemed given upon delivery, if delivered personally, one business day after deposit with a national courier service for overnight delivery, or one business day after transmission by facsimile with confirmation of receipt, and three days after deposit in the mails, if mailed, to the following addresses:

             (i)  If to Secured Party:

                      The Canopy Group, Inc.
                      333 South 520 West, Suite 300
                      Lindon, Utah 84042
                      Attention:  President and CEO

                      With a copy (which shall not constitute notice) to:

                      Parsons Behle & Latimer
                      201 S. Main Street, Suite 1800
                      Salt Lake City, Utah 84111
                      Attention:  Brent Christensen

             (ii)  If to Debtor:

                      The Santa Cruz Operation, Inc.
                      425 Encinal
                      Santa Cruz, California 95061
                      Attention:  Chief Executive Officer and Law and Corporate
                                  Affairs

                      With a copy (which shall not constitute notice) to:

                      Wilson, Sonsini, Goodrich & Rosati
                      650 Page Mill Road
                      Palo Alto, California 94304
                      Attention:  Michael Danaher

or to such other address as a party may have furnished to the other parties in writing pursuant to this Section 14, except that notices of change of address shall only be effective upon receipt.

         15. ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled. The prevailing party will be entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment.

         16. ENTIRE AGREEMENT. This Agreement and the Loan Documents and all exhibits and schedules hereto and thereto, when taken together, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto.

         17. CONSTRUCTION OF AGREEMENT. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against either party. Unless otherwise explicitly set forth, a reference to a Section or an Exhibit will mean a Section in, or Exhibit to, this Agreement, all of which Exhibits are incorporated herein by this reference. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Agreement, which will be considered as a whole.

         18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement will become binding when one or more counterparts hereof, individually or taken together, will bear the signatures of all parties reflected hereon as signatories.


         19. SUBORDINATION. Notwithstanding anything herein to the contrary, all rights of Secured Party in and to the Collateral shall be subject to the prior rights of Caldera as set forth in the Intercreditor Agreement.


                           [SIGNATURE PAGE TO FOLLOW]

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

DEBTOR:                                       SECURED PARTY:

THE SANTA CRUZ OPERATION, INC.                THE CANOPY GROUP, INC.



By:                                           By:
   ------------------------------                -------------------------------

Name:                                         Name:
     ----------------------------                  -----------------------------

Title:                                        Title:
      ---------------------------                   ----------------------------


                  [SIGNATURE PAGE TO SECURITY AGREEMENT BETWEEN
           THE SANTA CRUZ OPERATION, INC. AND THE CANOPY GROUP, INC.]




ATTACHMENTS:

Exhibit A - Definitions

Exhibit B - Liens

                                    EXHIBIT A

                                   DEFINITIONS


         As used in the Security Agreement to which this Exhibit A is attached, the following terms will have the following meanings:

         (a) "CAPITALIZED LEASE OBLIGATIONS" shall mean any and all lease obligations that, in accordance with GAAP, are required to be capitalized on the books of a lessee.

         (b) "CODE" means the Uniform Commercial Code (or successor law) as from time to time in effect in the State of Utah.

         (c) "COLLATERAL" will have the meaning assigned to such term in Section 2 of the Security Agreement.

         (d) "COPYRIGHTS" means all past, present and future copyrights, copyright applications and copyright registrations in the United States and in any and all other countries and jurisdictions, including, without limitation, all of the exclusive rights afforded a copyright owner in the United States under 17 U.S.C. Section 106 and any rights relating to copyrights which may in the future arise by act of Congress or any foreign governmental entity, and any rights given to a copyright owner or registrant in or under any copyright conventions, treaties or foreign laws, and further including, without limitation, all renewals extensions, and modifications thereof, all income, royalties, damages and payments now or hereafter due and/or payable under or with respect thereto, the right to sue for, and to recover damages and receive remedies for, all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto anywhere in the world.

         (e) "DOCUMENTATION" means, collectively: (i) all documentation, manuals, drawings, designs, plans, blueprints, specifications, schematics, layouts, flow charts, logic diagrams, engineering and test reports, components lists, customer lists, suppliers lists, user, installation or repair manuals, programmers' notes, programming documentation, any recorded information regarding any Invention, and any other works of authorship; (ii) all documentation regarding the design, development, testing or manufacture of any products or any equipment used to design, develop, test, or manufacture any such products or components of such products; (iii) all field repair data, sales data and other information relating to sales or service of any products; and (iv) all media in which or on which any of the are recorded or stored or from which they can be read or retrieved.

         (f) "EVENT OF DEFAULT" Ten (10) days after written notice from Secured Party to Debtor for monetary defaults and thirty (30) days after written notice from Secured Party to Debtor for non-monetary defaults, if such defaults are not cured within such ten (10) day or thirty day (30) periods, respectively, each of the following shall constitute an event of default ("EVENT OF DEFAULT") under this Agreement:

             (i) Default in Payment. If Debtor fails to make any payment due and payable under the terms of the Note, this Agreement or the Loan Agreement.

             (ii) Representations and Warranties. If any of the representations and warranties made by Debtor shall be false or misleading in any material respect when made.

             (iii) Covenants. If Debtor shall be in material default under any of the material terms, covenants, conditions, or obligations under any Loan Document.

             (iv) Dissolution. If Debtor is dissolved.

             (v) Receiver. If a receiver, trustee, or custodian is appointed for any part of the Collateral, or any part of the Collateral is assigned for the benefit of creditors.

             (vi) Impairment to Lien. If at any time any lien created under the Note, this Agreement or the Loan Agreement on any of the Collateral may be impaired by any material lien, encumbrance or other defect other than the Prior Liens or the Permitted Liens.

             (vii) Bankruptcy. If a petition in bankruptcy is filed against Debtor, and such petition is not dismissed within ninety (90) days of filing, a petition in bankruptcy is filed by Debtor or a receiver, trustee or custodian of any part of the Collateral is appointed; or if Debtor files a petition for reorganization under any of the provisions of the Bankruptcy Act or any law, State or Federal, or makes an assignment for the benefit of creditors or is adjudged insolvent by any State or Federal Court of competent jurisdiction.

             (viii) Judgment or Attachment. If any writ, attachment, citation, judgment, lien or distress warrant being issued against or levied on the Collateral for an amount in excess of $100,000.00 and such judgment or attachment is not vacated, discharged, stayed or bonded pending appeal, paid or otherwise fully satisfied within thirty (30) days of the date it is entered.

             (ix) Diminished Value. If the Collateral is subject to any uninsured loss, theft, damage or destruction to the Collateral which materially and substantially diminishes the value of the Collateral.

         (g) "GENERAL INTANGIBLES" has the meaning as set forth in Section 2(a) of this Agreement.

         (h) "GOVERNMENTAL AUTHORITY" shall mean any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         (i) "GOVERNMENTAL CHARGES" shall mean all taxes, levies, assessments, fees, claims or other charges imposed by any Governmental Authority upon or relating to (i) Debtor, (ii) the Note, (iii) employees, payroll, income or gross receipts of Debtor, (iv) the ownership or use of any of its assets by Debtor, or
(v) any other aspect of the business of Debtor.

         (j) "INTELLECTUAL PROPERTY" means, any, some or all of the following:
(i) Copyrights, Patents, Mask Works, Trademarks, know-how, trade secrets, proprietary information, Moral Rights and any and all other forms of intellectual property; (ii) all Licenses and similar rights granted to or held by Debtor with respect to any Copyrights, Patents, Mask Works, Trademarks, Inventions, Software, Documentation, know-how, trade secrets, proprietary information, Moral Rights or other form of intellectual property, (iii) all licenses, consents, permits, variances, certifications and approvals of governmental agencies; and (iv) all causes of action, claims and warranties in respect of any of the items listed above.

         (k) "INVENTIONS" means all past, present and future inventions, improvements, enhancements, processes, production or manufacturing methods, compositions of matter, formulas, Software, works of authorship, data, and other proprietary information, whether or not protected or protectable by copyright, patent, mask work, trade secret or other laws regarding intellectual property.

         (l) "LICENSES" means all past, present and future licenses, sublicenses, covenants-not-to-sue, consents and authorizations relating to any Intellectual Property, Documentation, Software or Inventions.

         (m) "LOAN DOCUMENTS" means the Loan Agreement, the Note, the Intercreditor Agreement, and this Agreement together with all schedules and exhibits attached thereto.

         (n) "MASK WORK" means mask work as defined in the Semiconductor Chip Protection Act of 1984 and all registrations of claims of protection for such mask work under the laws of the United States of America or any other jurisdiction.

         (o) "MORAL RIGHTS" means any right to claim authorship to or to object to any distortion, mutilation, or other modification or other derogatory action in relation to a work, whether or not such would be prejudicial to the author's reputation, and any similar right, existing under common or statutory law of any country in the world or under any treaty, regardless of whether or not such right is denominated or generally referred to as a "moral right." "Moral Rights" include, without limitation, anything designated as a moral right under any law, statute, treaty or convention.

         (p) "OBLIGATIONS" means all obligations, liabilities and indebtedness of Debtor to Secured Party and/or its assigns, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under or out of the Note and the

Loan Documents, whether for obligations with respect to principal, interest, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to Secured Party) or otherwise.

         (q) "PATENTS" means all past, present and future patents and patent applications in the United States and in all other countries and jurisdictions, including, without limitation, the inventions and improvements described or claimed therein, together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and all rights given to a patent owner in or under any patent conventions, treaties and foreign laws, and further including, without limitation, all income, royalties, damages and payments now or hereafter due and/or payable under or with respect thereto, the right to sue for, and to recover damages and receive remedies for, all past, present and future infringements thereof, and all rights of any kind accruing thereunder or pertaining thereto anywhere in the world.

         (r) "PERMITTED LIENS" shall mean and include:

             (i) Liens securing obligations of less than $50,000 each, and that are:

                 (A) Liens for taxes or other Governmental Charges not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided provision is made to the reasonable satisfaction of Secured Party for the eventual payment thereof if subsequently found payable, (adequate reserves maintained on the books of the Debtor in accordance with GAAP shall be deemed reasonably satisfactory to Secured Party);

                 (B) Liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith, provided provision is made to the reasonable satisfaction of Secured Party for the eventual payment thereof if subsequently found payable;

                 (C) Deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                 (D) Liens securing obligations under a Capitalized Lease Obligation or operating lease and if such Liens do not extend to property other than the property leased under such Capitalized Lease Obligation or operating lease; and

                 (E) Liens upon any equipment acquired or held by Debtor to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment;

                 (F) Easements, reservations, rights of way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property in a manner not materially or adversely affecting the value or use of such property;

                 (G) Liens on insurance proceeds in favor of insurance companies to secure the financing of insurance premium, or;

                 (H) Liens which constitute rights of setoff of a customary nature or bankers' Liens with respect to amounts on deposit, whether arising by operation of law or by contract, in connection with arrangements entered into with banks in the ordinary course of business not relating to a financing transaction;

            (ii) Liens arising out of a judgment or award in circumstances not constituting an Event of Default;

            (iii) Leases, subleases, licenses and sublicenses entered into by Debtor in the ordinary course of business;

            (iv) Liens in favor of Secured Party, or;

            (v) Liens that have been approved in writing by Secured Party.

            (vi) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described in clauses (i) through (v) above, provided that any extension, renewal or replacement lien shall be limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

         (s) "PRIOR LIENS" means (i) the liens in favor of Caldera referred to in the Intercreditor Agreement to the extent that under such agreement such liens have priority over the Liens of Secured Party hereunder and (ii) liens that are not Permitted Liens and are listed in Exhibit B and attached hereto.

         (t) "PROCEEDS" means whatever is received upon the sale, exchange, collection, licensing or other disposition of Collateral or proceeds of Collateral, including, without limitation, insurance proceeds.

         (u) "SOFTWARE" means all past, present and future computer programs, in any and all forms including source code, object code, executable code, binary code and machine readable code, and including applications, system software, communications software, development tools, software utilities, development environments, interfaces, and other computer code, and further including the graphics, sounds, data and other content in or generated by the foregoing computer programs. The Software includes, but is not limited to, the Software identified in Exhibit B.

         (v) "TRADEMARKS" means all past, present and future trade names, trademarks, trademark applications, trademark registrations, service marks, service mark applications, and service mark registrations in the United States and any and all other countries and jurisdictions, including, without limitation, all renewals of trademark and service mark registrations, and all rights given to a trademark or service mark owner or registrant in or under any trademark or service mark conventions, treaties and foreign laws, and further including, without limitation, all income, royalties, damages and payments now or hereafter due and/or payable under or with respect thereto, the right to sue for, and to recover damages and receive remedies for, all past, present and future infringements thereof, and all rights of any kind accruing thereunder or pertaining thereto anywhere in the world.